SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 17, 2009

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

420 Lexington Avenue, Suite 408 New York, New York (Address of principal executive offices)	10170 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

On August 25, 2009, SIGA Technologies, Inc., a Delaware corporation (“SIGA”), notified MacAndrews & Forbes LLC (the “Investor”) of its intention to exercise its right to cause the Investor to invest $1,000,000 in SIGA pursuant to the terms of the letter agreement between SIGA and the Investor dated June 18, 2008, as amended April 29, 2009 (the “Letter Agreement”), the consummation of such investment being subject to the negotiation and execution of mutually acceptable definitive documentation.

On September 17, 2009, the Investor funded $1,000,000 to SIGA, pursuant to the terms of the Letter Agreement, following the execution of definitive documentation (including, without limitation, documentation providing the Investor with certain registration rights with respect to the Shares (as defined below) and the shares of common stock underlying the Consideration Warrants (as defined below)) by and between SIGA and the Investor on such date.  SIGA intends to use the proceeds of the investment for general corporate purposes.

On September 17, 2009, in exchange for the investment in SIGA by the Investor described above, SIGA issued to the Investor 326,797 shares of SIGA common stock (the “Shares”) at a per share price of $3.06.

In connection with the foregoing, on even date therewith, SIGA issued certain warrants (the “Consideration Warrants”) to the Investor to purchase 130,719 shares of SIGA common stock at an exercise price of $3.519 per share.  The Consideration Warrants will be exercisable until September 17, 2013.

The sale of the Shares and Consideration Warrants has not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Shares and Consideration Warrants were sold to the Investor in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The issuance of the Shares and the Consideration Warrants did not involve a public offering or general solicitation.  The Shares and Consideration Warrants may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

The foregoing disclosure regarding the Letter Agreement and the Consideration Warrants is qualified in its entirety by reference to the letter agreement attached as Exhibit 10.1 to SIGA’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2008, and to the extension letter agreement and form of consideration warrant attached as Exhibit 10.1 and Exhibit 10.2, respectively, to SIGA’s Current Report on Form 8-K filed with the SEC on April 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SIGA TECHNOLOGIES, INC.

                                           By: /s/ Ayelet Dugary
                                           Ayelet Dugary
                                           Chief Financial Officer

Date:   September 17, 2009

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